SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _______________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 25, 2003




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




           Texas                       0-4690                    74-2126975
(State or other jurisdiction   Commission file number)       (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000


                        ________________________________

Item 5.  Other Events

On August 25 2003, Financial Industries Corporation ("Registrant") issued a press release announcing today that Dr. Eugene E. Payne has resigned as Chairman, CEO and President of Financial Industries Corporation (FIC). Following Payne's resignation as Chairman, Keith Long was elected Chairman of the FIC's Board of Directors. Payne has agreed to continue in his duties as CEO and President until a replacement is hired by the Board of Directors.

The press release is filed as Exhibit 99.1 to this 8-K and is also available on FIC's website at www.ficgroup.com.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The  following exhibit is included with this Report:

          Exhibit 99.1 Press release dated August 25, 2003 issued by Financial Industries Corporation





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINANCIAL INDUSTRIES CORPORATION


                                        Date:    August 25, 2003



                                        By:    /s/ Eugene E. Payne
                                           _____________________________________
                                           Eugene E. Payne
                                           Chief Executive Officer

                                   Exhibit 99.1

(BW) (Financial Industries Corporation) (FNIN) Payne Resigns as FIC Chairman; Board Votes in Long as Successor

AUSTIN, Texas - (BUSINESS WIRE) - August 25, 2003 - Dr. Eugene E. Payne announced today his resignation as Chairman, CEO and President of Financial Industries Corporation (FIC).

"When I was asked by the Board of Directors last November to return to FIC as President, Chairman and CEO, my goals were to reorganize the company and guide it through a difficult transition," said Payne. "With that accomplished, it is now a good time for new leadership to take over."

Following Payne's resignation as Chairman, Keith Long was elected Chairman of the FIC's Board of Directors. Payne has agreed to continue in his duties as CEO and President until a replacement is hired by the Board of Directors. FIC, through its various subsidiaries, owns real estate, an actuarial consulting firm, and markets and underwrites individual life insurance and annuity products. For more information on FIC, go to http://www.ficgroup.com

This release may contain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Investors are reminded that these forward-looking statements must be considered in conjunction with the cautionary warnings and risk-factors which are detailed in the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and its other filings with the Securities and Exchange Commission. FIC is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:   Robert Cox, Corporate Relations, 512-404-5128, rcox@ficgroup.com